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                                                                    EXHIBIT 10.8


                                 AMENDMENT THREE
                                     TO THE
                        CASH AMERICA INTERNATIONAL, INC.
                          1994 LONG-TERM INCENTIVE PLAN


         By action of the Shareholders of Cash America International, Inc. this day, the Cash America International, Inc. 1994 Long-Term Incentive Plan (the "Plan") is hereby amended as follows:

Section 5 of Plan is amended by revising the first sentence of paragraph (a) to read as follows:

                  The maximum number of shares of Stock in respect of which Awards may be made under the Plan shall be a total of 3,800,000 shares of Common Stock.


                                       CASH AMERICA INTERNATIONAL, INC.


                                       By:  /s/  Hugh A. Simpson
                                            -----------------------------------
                                            Hugh A. Simpson, Executive Vice
                                            President,
                                            General Counsel and Secretary

May 16, 2001